AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

         THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT, dated as of October 18, 1999 (this "Agreement"), is entered into by and among CONVERGENCE COMMUNICATIONS, INC., a Nevada corporation (the "Company"), PEGASUS GROUP, L.P., ("Pegasus"), FONDELEC ESSENTIAL SERVICES GROWTH FUND, L.P., a Cayman Islands limited partnership ("FESGF"), INTERNEXUS S.A., an Argentine sociedad anonima ("Internexus"), TELEMATICA EDC, C.A., a Venezuelan compania anonima
("Telematica"),  TCW/CCI  HOLDING  LLC, a  Delaware  limited  liability  company
("TCW"), INTERNATIONAL FINANCE CORPORATION, an international organization established by Articles of Agreement among its member countries ("IFC"), GLACIER LATIN-AMERICA LTD., a British Virgin Islands International Business Company ("Glacier"), and LANCE D'AMBROSIO, TROY D'AMBROSIO and the ESTATE OF GEORGE S. D'AMBROSIO (collectively, the "D'Ambrosios"). Pegasus, FESGF, Internexus, Telematica, TCW, IFC and Glacier are collectively referred to herein as the "Purchasers" and each may be singularly referred to herein as a "Purchaser."

         WHEREAS, Pegasus, FESGF, Internexus and the D'Ambrosios currently hold shares of the Common Stock of the Company and all such parties other than the D'Ambrosios currently hold Original Warrants (as defined below) to acquire additional shares of the Common Stock of the Company, all as more particularly described on Schedule 1 hereto;

         WHEREAS, pursuant to the terms of those certain Registration Rights Agreements dated February 4, 1997, December 23, 1998, June 15, 1999, August 6, 1999, September 3, 1999 and October 1, 1999 (the "Original Agreements"), the Company granted Pegasus, FESGF and Internexus certain rights relating to the registration by the Company of the Common Stock to be acquired by them under such Original Warrants;

         WHEREAS, pursuant to the terms of that certain Participation Agreement dated October 15, 1999 among the Company and the Purchasers other than Pegasus (the "Participation Agreement"), the Purchasers other than FondElec and Internexus have agreed to acquire shares of the Company's Series C Preferred Stock, options to acquire additional shares of Series C Preferred Stock, and Series C Warrants (as defined below) for cash, and FESGF and Internexus have agreed to convert certain amounts due them by the Company into shares of the Company's Series C Preferred Stock, options to acquire additional shares of the Company's Series C Preferred Stock, Series C Warrants (as defined below) and FondElec/Internexus Warrants (as defined below);

         WHEREAS, it is a condition precedent to the acquisition of those securities by such Purchasers under the Participation Agreement that the Company provide certain registration rights to them in accordance with the terms hereof;

         WHEREAS,   to  facilitate   the   consummation   of  the   transactions
contemplated by the Participation Agreement, the Company also desires to grant to the D'Ambrosios certain registration rights;

         WHEREAS, the parties desire that Telematica, TCW, IFC and Glacier join in the execution of, and be granted, the registration rights granted Pegasus, FESGF and Internexus pursuant to the Original Agreements and that, in connection therewith, this Agreement be substituted in the place of, and replace in their entirety, the Original Agreements; and

         WHEREAS,   the  parties  intend  that  this  Agreement  constitute  the
"Registration Rights Agreement," as defined in the Participation Agreement.

         NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, the parties hereto hereby agree that the Original Agreements are hereby amended and restated in their entirety as follows:

                                    ARTICLE 1
                                   DEFINITIONS

SECTION 1.1 Definitions. The following terms shall have the meanings ascribed to them below:

         "Agreement" means this Agreement, as amended, modified or supplemented from time to time, in accordance with the terms hereof, together with any exhibits, schedules or other attachments thereto.

         "Business Day" means any day that is not a Saturday, Sunday or a day on which banking institutions in New York, New York are authorized or obligated by law, executive order or government decree to be closed.

         "CCI Shareholders' Agreement" means the CCI Shareholders' Agreement, as that term is defined in the Participation Agreement.

         "Closing" has the meaning given it in the Participation Agreement.

         "Closing Date" has the meaning given it in the Participation Agreement.

         "Commission" means the United States Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

         "Common Stock" means the common stock, par value $.001 per share, of the Company.

         "Company" has the meaning ascribed thereto in the introduction hereof.

         "Controlling Person" means a Controlling Person as defined in Section 4.1.

         "Damages" means Damages as defined in Section 4.1.

         "Demand Registration" means a Demand Registration as defined in Section 2.1.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

         "FESGF" has the meaning ascribed thereto in the introduction hereof.

         "FondElec/Internexus Warrants" means the FondElec/Internexus Warrants, as that term is defined in the Participation Agreement.

         "Glacier" has the meaning ascribed thereto in the introduction hereof.

         "Holder" means any Person who now holds or shall hereafter acquire and hold Registrable Securities.

         "IFC" has the meaning ascribed thereto in the introduction hereof.

         "Indemnified  Party" means an  Indemnified  Party as defined in Section
4.3.

         "Indemnifying Party" means an Indemnifying Party as defined in Section 4.3.

         "Internexus" has the meaning ascribed thereto in the introduction hereof.

         "Market Price" means, with respect to the shares of Common Stock, (a) if the shares are listed or admitted for trading on any national securities exchange or included in The Nasdaq National Market or Nasdaq SmallCap Market, the last reported sales price as reported on such exchange or market; (b) if the shares are not listed or admitted for trading on any national securities exchange or included in The Nasdaq National Market or Nasdaq SmallCap Market, the average of the last reported closing bid and asked quotation for the shares as reported on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or a similar service if NASDAQ is not reporting such information; (c) if the shares are not listed or admitted for trading on any national securities exchange or included in The Nasdaq National Market or Nasdaq SmallCap Market or quoted by NASDAQ or a similar service, the average of the last reported bid and asked quotation for the shares as quoted by a market maker in the shares (or if there is more than one market maker, the bid and asked quotation shall be obtained from two market makers and the average of the lowest bid and highest asked quotation). In the absence of any available public quotations for the Common Stock, the Board of Directors of the Company shall determine in good faith the fair value of the Common Stock, which determination shall be set forth in a certificate by the Secretary of the Company.

         "New Registrable Securities" means (i) the shares of Common Stock issued or issuable upon exercise of the FondElec/Internexus Warrants or Series C Warrants or upon the conversion of the Series C Convertible Preferred Stock (whether acquired by a Purchaser under the terms of the Participation Agreement at the Closing or Subsequent Closing, pursuant to the Option, or pursuant to
Section 7 of the Participation Agreement), (ii) the shares of Common Stock held by FondElec and Internexus as of the date hereof or acquired by either of them in the exercise of the Original Warrants or options described in Schedule 1 hereto, and (iii) any shares of Common Stock acquired as a result of stock splits, stock dividends, reclassifications, recapitalizations, or similar events relating to the shares described in clauses (i) and (ii) above.

         "Old Registrable Securities" means (i) any shares of Common Stock held by a Holder, as of the date hereof other than New Registrable Securities, and
(ii) any shares of Common Stock acquired as a result of stock splits, stock dividends, reclassifications, recapitalizations, or similar events relating to the shares described in clause (i) above.

         "Option" means the nine month option to acquire Series C Preferred Stock issued to Telematica, TCW, IFC, Glacier, FESGF and Internexus, as described in the Participation Agreement.

         "Original Warrants" means the warrants to acquire shares of Common Stock issued to Pegasus, FESGF and Internexus in connection with the Original Agreements.

         "Pegasus" has the meaning ascribed thereto in the introduction hereof.

         "Person" has the meaning given it in the Participation Agreement.

         "Piggy-Back Registration" means a Piggy-Back Registration as defined in
Section 2.3.

         "Prospectus" means the prospectus included in any Registration Statement (including without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the securities covered by such Registration Statement, and all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

         "Purchase   Agreement"  has  the  meaning   ascribed   thereto  in  the
introduction hereof.

         "Purchasers" has the meaning ascribed thereto in the introduction hereof.

         "Registrable Securities" means New Registrable Securities and Old Registrable Securities, in each case until such time as (x) a Registration Statement covering such shares of Common Stock has been declared effective by the Commission and such shares of Common Stock have been disposed of pursuant to such effective Registration Statement, or (y) such shares of Common Stock would be saleable pursuant to Rule 144 under the Securities Act (or any similar provisions then in force) without regard to the volume limitations set forth in Rule 144(e), or (z) such shares of Common Stock have been otherwise transferred and the Company has delivered a new certificate or other evidence of ownership for such Common Stock not bearing a restrictive legend and not subject to any stop transfer or similar restrictive order and all of such Common Stock may be resold by the Person receiving such certificate without complying with the registration requirements of the Securities Act.

         "Registration Statement" means any registration statement of the Company filed under the Securities Act which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference in such registration statement.

         "Request" means a Request as defined in Section 2.1(a).

         "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

         "Selling Holder" means a Holder who is selling Registrable Securities pursuant to a Registration Statement under the Securities Act.

         "Selling Holders' Counsel" means the counsel selected to represent the Selling Holders as set forth in Section 3.1(c).

         "Series C Preferred Stock" means the Series C Convertible Preferred Stock, par value $.001 per share, of the Company.

         "Series C Warrants" means the warrants to acquire shares of Series C Preferred Stock issued to FESGF, Internexus, Telematica, TCW, IFC and Glacier under the terms of the Participation Agreement.

         "Shareholder Parties" has the meaning given that term in the CCI Shareholders' Agreement.

         "Subsequent Closing" has the meaning given it in the Participation Agreement.

         "TCW" has the meaning ascribed thereto in the introduction hereof.

         "Telematica" has the meaning ascribed thereto in the introduction hereof.

         "Underwriter" means a securities dealer who purchases any Registrable Securities as principal in an underwritten offering and not as part of such dealer's market-making activities.


                                    ARTICLE 2
                               REGISTRATION RIGHTS

SECTION 2.1 Performance Part of Series of Transactions. The Parties acknowledge and agree that the performance provided for in this Agreement is part of a series of transactions which, pursuant to the Participation Agreement, are to occur simultaneously and subject to certain conditions precedent as provided for therein, including the Closing and the execution of the CCI Shareholders' Agreement which, among other things, provides for certain restrictions on transfer of the Registrable Securities. The parties do not intend that this Agreement diminish or otherwise modify the restrictions on transfer set forth in the CCI Shareholders' Agreement, and this Agreement shall be construed consistent with that intent.

SECTION 2.2 Demand Registration.

         (a) Request for Registration. Subject to the limitations contained in this Section 2.2(a), at any time after the first anniversary of the Closing Date any Holder or Holders of an aggregate of New Registrable Securities representing 20% or more of all the New Registrable Securities may make written requests (individually, a "Request") on the Company for the registration of the offer and sale of some or all of the Holders' New Registrable Securities under the Securities Act (such registration being hereinafter referred to as a "Demand Registration"). Subject to the penultimate sentence of Section 2.2(b), the Company shall have no obligation to effect more than three (3) Demand Registrations. Any Request will specify the number of New Registrable Securities proposed to be sold and the intended method(s) of disposition thereof and shall also state the intent of the Holder to offer New Registrable Securities for sale. The Company shall give written notice of such Request within 10 days after the receipt thereof to all other Holders. Within 20 days after receipt of such notice by any such Holder, such Holder may request in writing that all or any portion of its New Registrable Securities be included in such Registration Statement and the Company shall include in the Registration Statement for such Demand Registration the New Registrable Securities of all Holders that requested to be so included. Each such request by such other Holders shall specify the number of New Registrable Securities proposed to be sold and the intended method(s) of disposition thereof and shall also state the intent of the Holder to offer New
                  Registrable Securities for sale. Notwithstanding the foregoing, the Company shall not be requested to effect a Demand Registration unless the Request has been made at least 180 days since the last Registration Statement (other than a shelf registration under Rule 415 of the Securities Act or a Registration Statement on Form S-8) was filed by the Company.

         (b) Effective Registration. A registration will not be deemed to have been effected as a Demand Registration unless the Registration Statement relating thereto has been declared effective by the Commission and the Company has complied in all material respects with its obligations under this Agreement with respect thereto; provided that if, after the Registration Statement has become effective, the offering and/or sale of New Registrable Securities pursuant to such Registration Statement is or becomes the subject of any stop order, injunction or other order or requirement of the Commission or any other governmental or administrative agency, or if any court or other governmental or quasi-governmental agency prevents or otherwise limits the offer and/or sale of the New Registrable Securities pursuant to the Registration Statement, other than in each case primarily as a result of acts or omissions of the Holder or any agent thereof, such registration will be deemed not to have been effected. If (i) a registration requested pursuant to this Section 2.2 is deemed not to have been effected or (ii) the Registration Statement relating to a Demand Registration requested pursuant to this Section 2.2 does not remain effective for a period of at least 180 consecutive days beyond the effective date thereof or, with respect to an underwritten offering of New Registrable Securities, until 45 days after the commencement of the distribution by the Holders of the New Registrable Securities included in such Registration Statement, then the Company shall continue to be obligated to effect such New Registration pursuant to this Section 2.2. The Holders shall be permitted to withdraw all or any part of the New Registrable Securities from a Registration Statement at any time prior to the effective date of such Demand Registration Statement; provided that in the event of such withdrawal, such Holders shall be responsible for the fees and expenses referred to in Section 3.2(viii) hereof incurred by such Holders with respect to such Demand Registration prior to such withdrawal.

         (c) Limitations. At such time as the New Registrable Securities may be registered on Form S-2 or Form S-3, as the case may be (or any similar form or forms promulgated by the SEC), the Holders of New Registrable Securities shall have unlimited rights to request registration of their shares on Form S-2 or Form S-3, as the case may be, or any such similar form. Registrations effected on Form S-2 and Form S-3 shall not be counted towards the limit on Demand Registrations under
                  Section 2.2(a).

         (d) Selection of Underwriter. If a requested registration pursuant to this Section 2.2 involves an underwritten offering, the managing Underwriter(s) thereof shall be selected by the Selling Holders and shall be reasonably acceptable to the Company unless the Company has theretofore sold shares of Common Stock in an underwritten offering, in which case the managing Underwriter(s) of a requested registration pursuant to this Section 2.2 shall be selected by the Company and shall be reasonably acceptable to the Selling Holders.

         (e) Deferral of Registration. Notwithstanding any other provision of this Section 2, the Company shall not be obligated to effect the filing of a Registration Statement pursuant to
                  Section 2.2(a) hereof (i) during any period when there exists an effective Registration Statement covering any New Registrable Securities, or (ii) for a period not to exceed 90 days, if the Company shall furnish to the Holders requesting a Registration Statement under Section 2(a) hereof a certificate, signed by the Company, stating that in the good faith judgment of the Board of Directors of the Company it would be detrimental to the best interests of the Company and its stockholders generally for such Registration Statement to be filed at that time; provided that in such event, the Holders initiating the request for registration will be entitled to withdraw such request.

SECTION 2.3 Piggy-Back Registration. If at any time after the first anniversary of the Closing Date the Company proposes to file a Registration Statement under the Securities Act with respect to an offering by the Company for its own account (including for the purpose of effecting any transaction approved by the Company's board of directors under the terms of Section 6(b)(vi) or Section 6(c)(i) of the CCI Shareholders' Agreement, or which the Shareholder Parties agree to proceed with under the terms of Section 9 of the CCI Shareholders' Agreement, which the Company hereby agrees to undertake) or for the account of any of its respective security holders (other than a Registration Statement on Form S-4 or Form S-8 or on any other form inappropriate for an underwritten public offering or related solely to securities to be issued in a merger, acquisition of the stock or assets of another entity or in a similar transaction (or any substitute form that may be adopted by the Commission), including a Registration Statement pursuant to a Demand Registration under Section 2.2), then the Company shall give written notice of such proposed filing to the Holders as soon as practicable (but in no event less than 30 days before the anticipated filing date), and such notice shall offer such Holders the opportunity to register such number of New Registrable Securities as each such Holder may request (which request shall specify the New Registrable Securities intended to be disposed of by such Holder and shall also state the intent of the Holder to offer New Registrable Securities for sale) (a "Piggy-Back Registration"). The Company shall use all reasonable efforts to cause the managing Underwriter or Underwriters of a proposed underwritten offering to permit the New Registrable Securities requested to be included in a Piggy-Back Registration to be included on the same terms and conditions as any similar securities of the Company or any other security holder included therein and to permit the sale or other disposition of such New Registrable Securities in accordance with the intended method of distribution thereof. Any Holder shall have the right to withdraw its request for inclusion of its New Registrable Securities in any Registration Statement pursuant to this
         Section 2.3 by giving written notice to the Company of its request to withdraw, provided that in the event of such withdrawal (other than pursuant to Section 2.5(c) hereof), such Holder shall be responsible for the fees and expenses referred to in Section 3.2(viii) hereof incurred by such Holder prior to such withdrawal relating to such Registration Statement. The Company may withdraw a Piggy-Back Registration at any time prior to the time it becomes effective.

                  No registration effected under this Section 2.3, and no failure to effect a registration under this Section 2.3, shall relieve the Company of its obligation to effect a registration upon the request of Holders pursuant to Section 2.2, and no failure to effect a registration under this Section 2.3 and to complete the sale of New Registrable Securities in connection therewith shall relieve the Company of any other obligation under this Agreement (including, without limitation, the Company's obligations under Sections 3.2 and 4.1).

SECTION 2.4 Special Registration. If at any time after the first anniversary of the Closing Date the registration (whether pursuant to a Demand Registration or a Piggy-Back Registration) of some or all of a Holder's Old Registrable Securities under the Securities Act is required or advisable for the Holders of the Old Registrable Securities to (i) effectuate any transaction approved by the Company's board of directors under the terms of Section 6(b)(vi) or Section 6(c)(i) of the CCI
         Shareholders' Agreement, (ii) exercise their rights under the provisions of Section 3(b) of the CCI Shareholders' Agreement, or (iii) effectuate any transaction that the Shareholder Parties agree to proceed with under the provisions of Section 9 of the CCI Shareholders' Agreement, then the Company shall offer to the Holders of such Old Registrable Securities (but in no event less than 30 days before the anticipated filing date) the ability to register such number of Old Registrable Securities (subject to the limitations of clauses (i), (ii) or (iii) above as such Holders may request (which request shall specify the Old Registrable Securities intended to be disposed of by such Holders and which shall state the firm intent of such Holders to offer such Old Registrable Securities for sale). The Company shall use all reasonable efforts to cause or permit such Old Registrable Securities to be included on the same terms and conditions as any similar securities of the Company or any other security holder included therein and to permit the registration, sale or other disposition of such Old Registrable Securities in accordance with the intended method of registration and distribution thereof.

SECTION 2.5 Reduction of Offering.

         (a) Demand Registration. The Company may include in a Demand Registration pursuant to Section 2.2 securities of the same class as the Registrable Securities for the account of the Company and any other Persons who hold securities of the same class as the Registrable Securities on the same terms and conditions as the Registrable Securities to be included
                  therein;   provided,   however,   that  (i)  if  the  managing
                  Underwriter or Underwriters of any underwritten offering described in Section 2.2 have informed the Company in writing that it is their opinion that the total number of Registrable Securities, and securities of the same class as the Registrable Securities which Holders, the Company and any other Persons desiring to participate in such registration intend to include in such offering is such as to materially and adversely affect the success of such offering, then the number of shares to be offered for the account of the Company and for the account of all such other Persons (other than the Holders) participating in such registration shall be reduced or limited pro rata in proportion to the respective number of shares requested to be registered to the extent necessary to reduce the total number of shares requested to be included in such offering to the number of shares, if any, recommended by such managing Underwriter or Underwriters, and (ii) if the offering is not underwritten, no other Person, including the Company, shall be permitted to offer securities under any such Demand Registration unless the Selling Holders owning a majority-in-interest of Common Stock to be sold consent to the inclusion of such shares therein.

         (b)      Piggy-Back Registration.

                  (i) Notwithstanding anything contained herein, if the managing Underwriter or Underwriters of any underwritten offering described in Section 2.3 have informed, in writing, the Holders requesting inclusion in such offering that it is their opinion that the total number of shares which the Company, Holders and any other Persons holding securities of the same class as the Registrable Securities desiring to participate in such registration intend to include in such offering is such as to materially and adversely affect the success of such offering, then, the Company will include in such registration (A) first, all the shares the Company offered for its own account, if any, (B) then, if additional shares may be included in such registration without materially and adversely affecting the success of such offering, the shares offered by the holders of securities as a result of their exercise of "demand" registration rights by such holders, if any, and (C) then, if additional shares may be included in such registration without materially and adversely affecting the success of such offering, the number of shares offered by the Holders and such other holders of securities of the same class as the Registrable Securities whose piggy-back registration rights may not be reduced without violating their contractual rights (provided such contractual rights were in existence prior to the date of this Agreement), on a pro rata basis in proportion to the relative number of Registrable Securities of the holders (including the Holders) participating in such registration.

                  (ii) If the managing Underwriter or Underwriters of any underwritten offering described in Section 2.3 notify the Holders requesting inclusion in such offering that the kind of securities that the Holders, the Company and any other Persons desiring to participate in such registration intend to include in such offering is such as to materially and adversely affect the success of such offering, (A) the Registrable Securities to be included in such offering shall be reduced as described in clause (i) above or (B) if such reduction would, in the judgment of the managing Underwriter or Underwriters, be insufficient to substantially eliminate the material adverse effect that inclusion of the Registrable Securities requested to be included would have on such offering, such Registrable Securities will be excluded from such offering.

         (c) Withdrawal. If, as a result of the proration provisions of this Section 2.5, any Holder shall not be entitled to include all Registrable Securities in a Demand Registration or Piggy-Back Registration that such Holder has requested to be included, such Holder may elect to withdraw his request to include Registrable Securities in such registration; provided, however, that if a Holder withdraws his request pursuant to this Paragraph 2.5(c), the Company shall be responsible for the fees and expenses referred to in Section 3.2(viii) hereof.

         (d) Holdback Agreements. If any registration of Registrable Securities shall be in connection with an underwritten public offering, each Holder agrees not to effect any public sale or distribution, including any sale pursuant to Rule 144 under the Securities Act, of any Registrable Securities, and not to effect any such public sale or distribution of any other equity security of the Company or of any security convertible into or exchangeable or exercisable for any equity security of the Company (in each case, other than as part of such underwritten public offering) during the seven (7) days prior to, and during the one hundred eighty (180) day period beginning on, the effective date of such Registration Statement (except as part of such registration).

                                    ARTICLE 3
                             REGISTRATION PROCEDURES

SECTION 3.1 Filings; Information. Whenever the Company is required to effect or cause the registration of the offer and sale of Registrable Securities pursuant to Section 2.2 or 2.3 hereof, including where such registration shall be required in order to (i) effectuate any transaction approved by the Company's board of directors under the terms of Section 6(b)(vi) or Section 6(c)(i) of the CCI Shareholders' Agreement, or (ii) effectuate any transaction that the Shareholder Parties agree to proceed with under the provisions of Section 9 of the CCI Shareholders' Agreement, the Company will use its best efforts to effect the registration of the offer and the sale of such Registrable Securities in accordance with the intended method(s) of disposition thereof as quickly as practicable, and in connection with any such request:

         (a) Registration Filing. The Company will prepare and file with the Commission a Registration Statement with respect to the offer and sale of such securities and use its best efforts to cause such Registration Statement to become and remain effective until the completion of the distribution contemplated thereby; provided, however, the Company shall not be required to keep such Registration Statement effective for more than 180 days (or such shorter period which will terminate when all Registrable Securities covered by such Registration Statement have been sold, but not prior to the expiration of the applicable period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder, if applicable); provided, further, that with respect to a Demand Registration, the Company shall use its best efforts to file with the Commission a Registration Statement as soon as is practicable after the date of the Request and in any event no later than 60 days after the date of the Request for the Demand Registration and shall use its best efforts to cause such Registration Statement to be declared effective as soon as is practicable after the date of filing and in any event no later than 180 days after the date of such Request.

         (b) Amendments. The Company will prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep such Registration Statement effective for as long as such registration is required to remain effective pursuant to the terms hereof; cause the Prospectus to be supplemented by any required Prospectus supplement, and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act applicable to it with respect to the disposition of all Registrable Securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the Selling Holders set forth in such Registration Statement or supplement to the Prospectus.

         (c) Copies. The Company, at least ten (10) Business Days prior to filing a Registration Statement or at least five (5) Business Days prior to filing a Prospectus or any amendment or supplement to such Registration Statement or Prospectus, will furnish to (i) each Selling Holder, (ii) not more than one counsel representing all Selling Holders ("Selling Holders' Counsel"), to be selected by a majority-in-interest of such Selling Holders, and (iii) each Underwriter, if any, of the Registrable Securities covered by such Registration Statement copies of such Registration Statement as proposed to be filed, together with exhibits thereto, which documents will be subject to review and approval by each of the foregoing within five (5) Business Days after delivery (except that such review and approval of any Prospectus or any amendment or supplement to such Registration Statement or Prospectus must be within three (3) Business Days after delivery), and thereafter, furnish to such Selling Holders, Selling Holders' Counsel and Underwriters, if any, such number of conformed copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus included in such Registration Statement (including each preliminary Prospectus) and such other documents or information as such Selling Holders, Selling Holders' Counsel or Underwriters may reasonably request in order to facilitate the disposition of the Registrable Securities (it being understood that the Company consents to the use of the Prospectus and any amendment or supplement thereto by each Selling Holder and the Underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto).

         (d) No Stop Orders. The Company will take all reasonable actions required to prevent the entry of such stop order or to remove it at the earliest possible moment if entered.

         (e) Blue Sky Filings. On or prior to the date on which the Registration Statement is declared effective, use its best efforts to register or qualify such Registrable Securities under such other securities or "blue sky" laws of such jurisdictions as any Selling Holder, Selling Holders' Counsel or Underwriter reasonably requests and do any and all other acts and things which may be necessary or advisable to enable such Selling Holder to consummate the disposition in such jurisdictions of such Registrable Securities owned by such Selling Holder; use its best efforts to keep each such registration or qualification (or exemption therefrom) effective during the period which the Registration Statement is required to be kept effective; and use its best efforts to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable Registration Statement; provided that the Company will not be required to
                  (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (e), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction.

         (f) Post-Effective Matters. The Company will notify each Selling Holder, Selling Holders' Counsel and any Underwriter and (if requested by any such Person) confirm such notice in writing,
                  (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement or the initiation or threatening of any proceedings for that purpose, (iii) of the issuance by any state securities commission or other regulatory authority of any order suspending the qualification or exemption from qualification of any of the Registrable Securities under state securities or "blue sky" laws or the initiation of any proceedings for that purpose, and (iv) of the happening of any event which makes any statement made in a Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated by reference therein untrue in a material respect or which requires the making of any changes in such Registration Statement, Prospectus or documents so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements in the Registration Statement and Prospectus not misleading in light of the circumstances in which they were made; and, as promptly as practicable thereafter, prepare and file with the Commission and furnish a supplement or amendment to such Prospectus so that, as thereafter deliverable to the buyers of such Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (g) Earning Statement. The Company will make generally available an earning statement satisfying the provisions of Section 11(a) of the Securities Act no later than 90 days after the end of the 12-month period beginning with the first day of the Company's first fiscal quarter commencing after the effective date of a Registration Statement, which earning statement shall cover said 12-month period, and which requirement will be deemed to be satisfied if the Company timely files complete and accurate information on Forms 10-Q, 10-K and 8-K under the Exchange Act and otherwise complies with Rule 158 under the Securities Act.

         (h) Underwriting Agreement. The Company will enter into customary agreements (including, if applicable, an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities.

         (i) Transfer Agent and Registrar. The Company will provide for a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement, and use its best efforts to cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the NASDAQ (or other national market reasonably acceptable to the holders of 66 2/3% or more of the holders of the Registrable Securities) and, if listed on the NASDAQ, use its best efforts to secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ national market system security within the meaning of Rule 11Aa2-1 of the Commission or, failing that, to secure NASDAQ authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASDAQ.

         (j) Information Regarding Distribution. The Company, during the period when the Prospectus is required to be delivered under the Securities Act, will file all documents required to be filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act.

                  The Company may require each Selling Holder to promptly furnish in writing to the Company such information regarding the distribution of the Registrable Securities as the Company may from time to time reasonably request and such other information as may be legally required in connection with such registration including, without limitation, all such information as may be requested by the Commission or the National Association of Securities Dealers, Inc.

                  Each Selling Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in
         Section 3.1(f) hereof, such Selling Holder will forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Selling
         Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3.1(f) hereof, and, if so directed by the Company, such Selling Holder will deliver to the Company all copies, other than permanent file copies then in such Selling Holder's possession, of the most recent Prospectus covering such Registrable Securities at the time of receipt of such notice. In the event the Company shall give such notice, the Company shall extend the period during which such Registration Statement shall be maintained effective (including the period referred to in Section 3.1(a) hereof) by the number of days during the period from and including the date of the giving of notice pursuant to Section 3.1(f) hereof to the date when the Company shall make available to the Selling Holders covered by such Registration Statement a Prospectus supplemented or amended to conform with the requirements of Section 3.1(f) hereof.

SECTION 3.2 Registration Expenses. The Company shall pay all expenses incident to the Company's performance of or compliance with this Agreement including, without limitation: (i) all registration and filing fees,
         (ii) the fees and expenses of compliance with securities or blue sky laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (iii) all printing, messenger and delivery expenses, (iv) the Company's internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (v) the fees and expenses incurred in connection with the listing or quotation, as appropriate, of the Registrable Securities, (vi) the fees and disbursements of counsel for the Company and the fees and expenses for independent certified public accountants retained by the Company (including the expenses of any special audit or cold comfort letters),
         (vii) the fees and expenses of any special experts retained by the Company in connection with such registration, and (viii) the fees and expenses of the Selling Holders Counsel, provided, however, that, notwithstanding the foregoing, any Holder whose Registrable Securities are included in more than two registration statements filed pursuant to the provisions of Section 2.2(a) hereof shall pay his pro rata portion of all the foregoing expenses (based on the number of shares included) with respect to the third registration statement in which such Holders' shares are included. The Company shall have no obligation to pay any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities and any of the expenses incurred by Selling Holders which are not payable by the Company, such costs to be borne by the Selling Holder or Selling Holders.

                                    ARTICLE 4
                        INDEMNIFICATION AND CONTRIBUTION

SECTION 4.1 Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the fullest extent permitted by law, each Selling Holder, its partners, officers, directors, employees, advisors and agents, and each Person, if any, who controls such Selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, together with the partners, officers, directors, employees, advisors and agents of such controlling Person (collectively, the "Controlling Persons"), from and against any loss, claim, damage, liability, attorneys' fees, cost or expense and costs and expenses of investigating and defending any such claim
         (collectively, the "Damages") and any action in respect thereof to which such Selling Holder, its partners, officers, directors, employees, advisors and agents, and any such Controlling Person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Damages (or proceedings in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus or any preliminary Prospectus, or arise out of, or are based upon, any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are based upon information furnished in writing to the Company by a Selling Holder expressly for use therein, and shall reimburse each Selling Holder, its partners, officers, directors, employees, advisors and agents, and each such Controlling Person for any legal and other expenses reasonably incurred by that Selling Holder, its partners, officers, directors, employees, advisors and agents, or any such Controlling Person in investigating or defending or preparing to defend against any such Damages or proceedings. The Company also agrees to indemnify any Underwriters of the Registrable Securities, their officers and directors and each Person who controls such Underwriters on substantially the same basis as that of the indemnification of the Selling Holders provided in this Section 4.1.

SECTION 4.2 Indemnification by Selling Holders. Each Selling Holder agrees, severally but not jointly, to indemnify and hold harmless the Company, its officers, directors, employees, advisors and agents and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, together with the partners, officers, directors, employees, advisors and agents of such Controlling Person, to the same extent as the foregoing indemnity from the Company to such Selling Holder, but only with reference to information related to such Selling Holder, or its plan of distribution, furnished in writing by such Selling Holder expressly for use in any Registration Statement or Prospectus, or any amendment or supplement thereto, or any preliminary Prospectus; provided, however, that such Selling Holder shall not be liable in any such case to the extent that prior to the filing of any such Registration Statement or Prospectus or amendment or supplement thereto, such Selling Holder has furnished in writing to the Company information expressly for use in such Registration Statement or Prospectus or any amendment or supplement thereto which corrected or made not misleading information previously furnished to the Company. In no event shall the liability of any Selling Holder be greater in amount than the dollar amount of the proceeds received by such Selling Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

SECTION 4.3 Conduct of Indemnification Proceedings. Promptly after receipt by any Person in respect of which indemnity may be sought pursuant to
         Section 4.1 or 4.2 (an "Indemnified Party") of notice of any claim or the commencement of any action, the Indemnified Party shall, if a claim in respect thereof is to be made against the Person against whom such indemnity may be sought (an "Indemnifying Party"), notify the Indemnifying Party in writing of the claim or the commencement of such action; provided that the failure to notify the Indemnifying Party shall not relieve it from any liability which it may have to an Indemnified Party otherwise than under Section 4.1 or 4.2 except to the extent of any actual prejudice resulting therefrom. If any such claim or action shall be brought against an Indemnified Party, and it shall notify the Indemnifying Party thereof, the Indemnifying Party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified Indemnifying Party, to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided that the Indemnified Party shall have the right to employ separate counsel to represent the Indemnified Party and its Controlling Persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party against the Indemnifying Party, but the fees and expenses of such counsel shall be for the account of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or
         (ii) in the opinion of counsel to such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest between them, it being understood, however, that the Indemnifying Party shall not, in connection with any one such claim or action or separate but substantially similar or related claims or actions in the same
         jurisdiction   arising  out  of  the  same   general   allegations   or
         circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all Indemnified Parties. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding. Whether or not the defense of any claim or action is assumed by the Indemnifying Party, such Indemnifying Party will not be subject to any liability for any settlement made without its consent, which consent will not be unreasonably withheld.

SECTION 4.4 Contribution. If the indemnification provided for in this Article 4 is unavailable to the Indemnified Parties in respect of any Damages referred to herein, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Damages in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Selling Holders on the other from the offering of the Registrable Securities, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the Company on the one hand and the Selling Holders on the other in connection with the statements or omissions which resulted in such Damages, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of each Selling Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  The Company and the Selling Holders agree that it would not be just and equitable if contribution pursuant to this Section 4.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the Damages referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 4.4, no Selling Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such Selling Holder were offered to the public exceeds the amount of any damages which such Selling Holder has otherwise paid by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Each Selling Holder's obligations to contribute pursuant to this Section 4.4 is several in the proportion that the proceeds of the offering received by such Selling Holder bears to the total proceeds of the offering received by all the Selling Holders and not joint.


                                    ARTICLE 5
                                  MISCELLANEOUS

SECTION 5.1 Participation in Underwritten Registrations. No Person may participate in any underwritten registration hereunder unless such
         Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements, and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and these registration rights.

SECTION 5.2 Additional Rights. If subsequent to the date hereof the Company grants to holders or prospective holders of its securities registration rights which are more favorable than the terms or provisions of this Agreement are to the Holders of the New Registrable Securities, this Agreement shall be deemed to be automatically amended (without the necessity of any action on the part of the Company or the Holders) to grant to the Holders of the New Registrable Securities such more favorable or additional rights, in addition to those set forth herein.

SECTION 5.3 Rule 144 and 144A. The Company covenants that it will file any reports required to be filed by it under the Securities Act and the Exchange Act and that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable Holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 or Rule 144A under the Securities Act, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

SECTION 5.4 Amendment and Modification. Any provision of this Agreement may be waived, provided that such waiver is set forth in a writing executed by the party against whom the enforcement of such waiver is sought. This Agreement may not be amended, modified or supplemented other than by a written instrument signed by the holders of at least 66 2/3% of the Registrable Securities (calculated with respect to the Series C Preferred Stock on an as-converted basis in accordance with the terms and conditions for such securities under the certificate establishing the Series C Preferred Stock's rights and preferences); provided, however, that without the consent of all the Holders, no amendment or modification which materially and adversely affects any Holders' rights hereunder without the consent of such Holders. No course of dealing between or among any Persons having any interest in this Agreement will be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any Person under or by reason of this Agreement.

SECTION 5.5 Successors and Assigns; Third Party Beneficiaries. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto, each subsequent Holder and their respective successors and assigns and executors, administrators and heirs. Holders are intended third-party beneficiaries of this Agreement and this Agreement may be enforced by such Holders.

SECTION 5.6 Entire Agreement. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

SECTION  5.7 Headings.  Subject  headings are included for convenience  only and
         shall  not  affect  the   interpretation  of  any  provisions  of  this
         Agreement.

SECTION 5.8 Notices. Any notice, demand, request, waiver, or other communication under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if personally served or sent by telecopy, on the business day after notice is delivered to a courier or mailed by express mail if sent by courier delivery service or express mail for next day delivery and on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered, return receipt requested, postage prepaid and addressed as follows:

                  If to the Company to:

                           Convergence Communications, Inc.
                           102 West 500 South, Suite 320
                           Salt Lake City, Utah 84101
                           Attention:  Chief Executive Officer
                           Telecopier No.:  (801) 532-6060

                  with a copy to:

                           Parsons Behle & Latimer
                           201 South Main Street
                           Suite 1800
                           Salt Lake City, Utah 84111
                           Attention:  Scott Carpenter, Esq.
                           Telecopier No.:  (801) 536-6111

         if to the Purchasers, at the address set forth next to such Purchaser's name on the signature page hereto.


SECTION 5.9 Governing Law; Forum; Process. This Agreement shall be construed in accordance with, and the rights of the parties shall be governed by, the internal laws of the State of New York, including Section 5-1401 of the New York General Obligations Law. All disputes arising under or relation to this Agreement shall first be subject to conciliation in accordance with the Rules of Conciliation of the International Chamber of Commerce and, failing conciliation, be finally settled under the Rules of Arbitration of the International Chamber of Commerce by three arbitrators appointed in accordance with said Rules. The place of arbitration shall be New York, New York. The language of the arbitration shall be English. In the event any dispute under the Participation Agreement relates in any way to the validity, performance or interpretation of this Agreement and an arbitral tribunal is constituted pursuant to Section 11(n) of the Participation Agreement, all parties to any dispute hereunder agree (i) to be joined to the procedures initiated pursuant to Section 11(n) of the Participation Agreement; (ii) to have any proceedings initiated hereunder consolidated with proceedings initiated pursuant to Section 11(n) of the Participation Agreement and (iii) to be bound by any ruling of the arbitral tribunal constituted pursuant to Section 11(n) of the Participation Agreement or any interim or final award thereof. Submission of disputes to arbitration pursuant to the Rules of Arbitration of the International Chamber of Commerce, in consolidation with any disputes submitted to arbitration pursuant to Section 11(n) of the Participation Agreement as provided above, shall be the sole method of resolving disputes between the Parties hereto. Judgment upon an arbitration award may be entered in any court having jurisdiction.

SECTION 5.10 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute a single agreement.

SECTION 5.11 Severability. In the event that any one or more of the immaterial provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable, the same shall not affect any other provision of this Agreement, but this Agreement shall be construed in a manner which, as nearly as possible, reflects the original intent of the parties.

SECTION 5.12 No Prejudice. The terms of this Agreement shall not be construed in favor of or against any party on account of its participation in the preparation hereof.

SECTION 5.13 Words in Singular and Plural Form. Words used in the singular form in this Agreement shall be deemed to import the plural, and vice versa, as the sense may require.

SECTION 5.14 Remedy for Breach. The Company hereby acknowledges that in the event of any breach or threatened breach by the Company of any of the provisions of this Agreement, the Holder would have no adequate remedy at law and could suffer substantial and irreparable damage. Accordingly, the Company hereby agrees that, in such event, the Holder shall be entitled, without the necessity of proving damages or posting bond, and notwithstanding any election by any Holder to claim damages, to obtain a temporary and/or permanent injunction, without proving a breach therefor, to restrain any such breach or threatened breach or to obtain specific performance of any such provisions, all without prejudice to any and all other remedies which any Holder may have at law or in equity.

SECTION 5.15 Termination of Original Agreements. By executing this Agreement, each of Pegasus, Internexus, FondElec and the Company acknowledge and agree that the Original Agreements are superseded and replaced by this Agreement in their entirety, that the Original Agreements are of no further force or effect with respect to such parties, and that the rights of such parties relating to the registration of their Registrable Securities will be governed by this Agreement.


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                         CONVERGENCE COMMUNICATIONS, INC.

                                         By:       /s/ Lance D'Ambrosio
                                                --------------------------------
                                         Name:
                                                --------------------------------
                                         Title:
                                                --------------------------------
                                         Address:  102 West 500 South, Suite 320
                                                   Salt Lake City, UT 84101
                                                   Fax No.: (801) 532-6060


                                         PEGASUS FUND, L.P.

                                         By: Pegasus Management Corp.
                                         Its: General Partner

                                         By:       /s/ Gaston Acosta-Rua
                                                --------------------------------
                                         Name:
                                                --------------------------------
                                         Title:
                                                --------------------------------
                                         Address:  333 Ludlow Street
                                                   Stamford, CT 06902
                                                   Fax No.: (203) 326-4578


                                         FONDELEC ESSENTIAL SERVICES GROWTH
                                              FUND, L.P.

                                         By: FondElec E.S.G.P. Corp.
                                         Its: General Partner

                                         By:      /s/ Gaston Acosta-Rua
                                                --------------------------------
                                         Name:
                                                --------------------------------
                                         Title:
                                                --------------------------------
                                         Address:  333 Ludlow Street
                                                   Stamford, CT 06902
                                                   Fax No.: (203) 326-4578


                                         INTERNEXUS S.A.

                                         By:      /s/ Peter Schiller
                                                --------------------------------
                                         Name:    P. Schiller
                                                --------------------------------
                                         Title:   Duly Authorized
                                                --------------------------------
                                         Address:  Peron 925, 1er Floor
                                                   Buenos Aires 1038, Argentina
                                                   Fax No.:  011-5411-4320-7560


                                         TELEMATICA EDC, C.A.

                                         By:      /s/ Norberto Corredor
                                                --------------------------------
                                         Name:
                                                --------------------------------
                                         Title:
                                                --------------------------------
                                         Address:  Avenida Vollmer,
                                                   San Bernardino
                                                   Apartado 2299, Caracas
                                                   1010-A-Venezuela
                                                   Fax No.: 011-582-502-3500


                                         TCW/CCI HOLDING LLC

                                         By:       /s/ Mario L. Baeza
                                                --------------------------------
                                         Name:
                                                --------------------------------
                                         Title:
                                                --------------------------------
                                         Address:  200 Park Avenue, Suite 2100
                                                   New York, New York  10166
                                                   Fax No.:  (212) 771-4155


                                         INTERNATIONAL FINANCE CORPORATION

                                         By:
                                                --------------------------------
                                         Name:
                                                --------------------------------
                                         Title:
                                                --------------------------------
                                         Address: 2121 Pennsylvania Avenue, N.W.
                                                   Rm. F4K-140
                                                   Washington, DC  20433
                                                   Fax No.:  (202) 974-4403


                                         GLACIER LATIN-AMERICA LTD.

                                         By:      /s/ David Liebman
                                                --------------------------------
                                         Name:
                                                --------------------------------
                                         Title:
                                                --------------------------------
                                         Address:  2999 N.E. 191 Street
                                                   Suite 404
                                                   Aventura, Florida  33180
                                                   Fax No.:  (305) 935-6512

                                             /s/ Lance D'Ambrosio
                                         ---------------------------------------
                                         LANCE D'AMBROSIO

                                         Address:  3276 East Almira Court
                                                   Salt Lake City, Utah 84121

                                            /s/ Troy D'Ambrosio
                                         ---------------------------------------
                                         TROY D'AMBROSIO

                                         Address:  2914 Nila Way
                                                   Salt Lake City, Utah 84124


                                         ESTATE OF GEORGE S. D'AMBROSIO

                                         By:       /s/ Lance D'Ambrosio
                                                --------------------------------
                                         Its:
                                                --------------------------------
                                         Address:  5451 South 1410 East
                                                   Salt Lake City, Utah  84117